INCOME TAXES - Tax Holiday (Details) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Feb. 28, 2023	Feb. 28, 2022	Feb. 28, 2021
INCOME TAXES
Increase in income tax expenses	$ 47,062	$ 68,090	$ 98,368
Net loss per common share-basic	$ (0.86)	$ (5.61)	$ (1.05)
Net loss per common share-diluted	$ (0.86)	$ (5.61)	$ (1.05)